February 09, 2008

Homeowners of America, HOAIC

Contract Addendum for Auto Line of Business

This document contains confidential and proprietary information belonging exclusively to Information Distribution & Marketing, Inc.

For More Information Contact:

Gary Martin
President and CEO

201 Byrd Court, Suite 100
Warner Robins, GA 31088
(478) 953-9922

OR

Michael Marchant
VP Sales and Marketing
Grapevine, TX 76051
(817) 442-1569

IDMI Confidential Information	Customer Initials

This document by mutual agreement modifies the original PTS contract as specified herein.

Change in Schedule:	see Attachment A
Change in Cost:	$55,500
Travel Costs:	Travel will be billed at actual cost as pre-approved

IDMI will augment the existing PTS system to include the following functionality:

1.	Existing company writing Private Passenger Auto. These product lines will be written in the current state of Texas.

2.	The system will include a claims update to handle Auto.

3.	"three choice" for best fit auto rating , 3 coverage/price levels for selection choices by agent

4.	The system will include an customized Agent Web portal for retrieval and access to basic insured information from the HO LOB.

5.	This estimate has been established with a basic review of client requirements, IDMI reserve the right to apply additional contract modifications with accompanying price increase depending on discovery during the actual design reviews. Should the pricing change IDMI will put any such changes in writing as a contract addendum for client review and approval.

CUSTOMER SIGNATURE	IDMI REPRESENTATIVE SIGNATURE

CUSTOMER NAME AND TITLE	DATE

IDMI Confidential Information	Customer Initials

Attachment A

SCHEDULE OF PAYMENTS:

Item	Description	Date	Payments
1	Contract Signing	January 25, 2008	20,000
2	System Requirements Review	February 1, 2008	0
3	System Demonstration — Auto Rating & Issuance	February 21, 2008	10,000
4	System Demonstration — Claims	March 17, 2008	5,000
5	Process Demonstration - POS	March 31, 2008	5,000
6	Pre-Install	April 4, 2008	0
7	LIVE — Auto	May 21, 2008	15,500
8	Post Development Completion	July 15, 2008
	Payment for Hardware 3rd Party software will be billed prior to ordering	Estimated cost	N/A
		TOTAL:

NOTE: ANY LATE SCHEDULED PAYMENT OUTLINED ABOVE WILL INCUR AN ADDITIONAL 5% LATE FEE ON THE TOTAL OUTSTANDING BALANCE OWED. PAYMENT IS DUE IN IDMI'S OFFICE ON THE DATE LISTED ABOVE.

Price does not include additional monthly License fees and Maintenance/support fees.

Additional license fee will be (no additional charge)

Additional maintenance fee will be $ 850 monthly and will start the month after Live

IDMI will provide the following:

NEW PTS SYSTEM REQUIREMENTS:

Component	Description	Cost Basis

Auto	IDMI will add a full Private Passenger auto line of business. This will include full policy rating, issuance, claims management and reporting. It will include full POS submission processing and electronic communication between the agent and the company as needed. It will also provide for policy issuance by the agent and online access to all issuance documents, bills, notices and correspondences.	$25,000

Auto Claims	IDMI will add the ability to manage and process auto claims. This will include a complete set of claims correspondence memos and workflow processing as needed.	TBD

	External Interfaces (To be determined clue)	Included

	ISO VIN Master

	ISO Physical damage symbol	Included

	MVR	5,000

	A+ Household reports /UDI report	5,000

IDMI Confidential Information	Customer Initials

	Credit report rating integration	2,000

	TDI interface export, Texas regulatory reporting	5,000

	TICO report	5,000

	Connective tech (if second LOB Bridge/ first bridge $5000)	2,500

States	IDMI will add the ability to write Personal Auto in Texas	Included

Agent Portal	Customize Agency POS Portal for basic data integration from HO LOB	6,000

Insured Portal	IDMI will develop an online Insured Web portal to allow for Internet access to policies by the Insured. This access will include policy information access, access to all policy issuance documents, bills, notices and correspondences, access to current financial information and the ability to make online payments as needed. To be Determined Primoris payment services versus additional PTS insured Portal Primoris payment services set-up fees range from $1000 to $2500	TBD TBD

Hardware/ Software		N/A

	TOTAL	$55,500

IDMI Confidential Information	Customer Initials